February 26, 2004

DREYFUS PREMIER OPPORTUNITY FUNDS
- Dreyfus Premier Health Care Fund
- Dreyfus Premier Financial Services Fund
- Dreyfus Premier Natural Leaders Fund

Supplement to Statement of Additional Information
dated February 1, 2004
Effective March 1, 2004, the following information
supersedes and replaces the information contained in the
second paragraph in the section of the Fund’s Statement of
Additional Information entitled “Shareholder Services –
Automatic Withdrawal Plan”:
No CDSC with respect to Class B or Class C shares will
be imposed on withdrawals made under the Automatic
Withdrawal Plan, provided that any amount withdrawn under
the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to
Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.
Withdrawals of Class A and Class T shares subject to a CDSC
under the Automatic Withdrawal Plan will be subject to any
applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with
withdrawals of Class A and Class T shares generally are
undesirable.

Larkin-Supp-SAI-DPOF-(2-1-04)-2004